Exhibit 10.10
SECOND AMENDMENT
TO THE
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
FORTRESS OPERATING ENTITY I LP
THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FORTRESS OPERATING ENTITY I LP (this "Amendment"), is made as of February 27, 2014, by and among FIG Corp., a Delaware corporation, as general partner (the "General Partner"), and the Limited Partners (as defined below). All capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings given to them in the Partnership Agreement (as defined below).
WHEREAS, the General Partner and the Limited Partners have entered into an Amended and Restated Agreement of Limited Partnership, dated as of February 1, 2007, as amended by an amendment dated as of March 2013 (the "Partnership Agreement"); and
WHEREAS, the General Partner and the Limited Partners desire to amend the Partnership Agreement on the terms set forth herein.
NOW THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.     Amendment to Section1.1. The definition of "Presumed Tax Rate" in Section 1.1 of the Partnership Agreement is hereby amended and restated to read in its entirety as follows:
"Presumed Tax Rate" means the highest effective combined Federal, state and local income tax rate applicable to any of the Partners, taking into account the character of the income, giving effect to the Federal income tax deduction for state and local taxes and applying any other reasonable assumptions that the General Partner, in its discretion, determines in good faith to be appropriate.
2.     Amendment to Section 7.3. Section 7.3 of the Partnership Agreement is hereby amended and restated to read in its entirety as follows:
Section 7.3    Tax Distributions.
(a)    Subject to § 17-607 of the Act and Section 7.3(g), the Partnership shall make distributions to each Partner for each calendar quarter ending after the date hereof as follows (such distributions, together with any distributions pursuant to Section 7.3(b), (c) or (g), are referred to herein, collectively, as "Tax Distributions"):
(i)    On or before the 10th day following the end of the First Quarterly Period of each calendar year, an amount equal to such Partner's Presumed Tax Liability for the First Quarterly Period, less the aggregate amount of Prior Distributions previously made to such Partner that relate to such calendar year;
(ii)    On or before the 10th day following the end of the Second Quarterly Period of each calendar year, an amount equal to such Partner's Presumed Tax Liability for the

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Second Quarterly Period, less the aggregate amount of Prior Distributions previously made to such Partner that relate to such calendar year;
(iii)    On or before the 10th day following the end of the Third Quarterly Period of each calendar year, an amount equal to such Partner's Presumed Tax Liability for the Third Quarterly Period, less the aggregate amount of Prior Distributions previously made to such Partner that relate to such calendar year; and
(iv)    On or before the 10th day following the end of the Fourth Quarterly Period of each calendar year, an amount equal to such Partner's Presumed Tax Liability for the Fourth Quarterly Period, less the aggregate amount of Prior Distributions previously made to such Partner that relate to such calendar year.
(b)    Subject to Section 7.3(g), on or before April 10 of each calendar year, if the General Partner determines in its sole discretion that all Prior Distributions made with respect to the immediately preceding calendar year are insufficient to satisfy the Partners' Presumed Tax Liability for such immediately preceding calendar year, the Partnership shall make an additional Tax Distribution to each Partner in an amount that the General Partner determines in its reasonable discretion will be sufficient to allow each Partner to satisfy his or her Presumed Tax Liability for the immediately preceding calendar year.
(c)    Subject to Section 7.3(g), on or before October 30 of each calendar year, if the General Partner determines in its sole discretion that all Prior Distributions made with respect to the immediately preceding calendar year are insufficient to satisfy the Partners' Presumed Tax Liability for such immediately preceding calendar year, the Partnership shall make an additional Tax Distribution to each Partner in an amount that the General Partner determines in its reasonable discretion will be sufficient to allow each Partner to satisfy his or her Presumed Tax Liability for the immediately preceding calendar year.
(d)    Tax Distributions shall be made on the basis of a calendar year regardless of the Fiscal Year used by the Partnership.
(e)     Notwithstanding any other provision of this Agreement, Tax Distributions shall be made: (i) to all Partners pro rata in accordance with their Percentage Interests; and (ii) as if each distributee Partner was allocated an amount of income in each quarterly period equal to the product of (x) the highest amount of income allocated to any Partner with respect to his Units, calculated on a per-Unit basis, taking into account any income allocations pursuant to Section 6.2 hereof, multiplied by (y) the amount of Units held by such distributee partner.
(f)    If necessary, but subject to Section 17-607 of the Act, the Partnership shall be required to borrow funds in order to make the Tax Distributions required by this Section 7.3.
(g)    For purposes of determining any Tax Distributions hereunder, the General Partner may calculate a Partner’s Presumed Tax Liability with respect to all Fortress Operating Group Entities on an aggregate basis and calculate the amount of any Tax Distributions hereunder on a collective basis with similar distributions paid by the other Fortress Operating Group Entities to cover such tax liabilities for the relevant calendar year; provided, that (i) all Fortress Operating Group Entities pay Tax Distributions for that calendar year that are calculated on the same collective basis and (ii) the Tax Distributions paid by all of the Fortress Operating Group Entities when calculated on such an aggregate basis shall not exceed the sum of the Tax Distributions that would be paid by each of

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the Fortress Operating Group Entities if the Partner's Presumed Tax Liability was calculated separately for each Fortress Operating Group Entity (without regard to this Section 7.3(g)); provided, further, that for purposes of this Section 7.3(g) only, all references to the Fortress Operating Group Entities shall be deemed to exclude FOE II (New) LP.
(h)    The determination as to which calendar year any distribution relates shall be made by the General Partner in its reasonable discretion.
3.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.
4.     Binding on Successors. This Amendment inures to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
5.     Ratification. Except as otherwise expressly modified hereby, the Partnership Agreement shall remain in full force and effect, and all of the terms and provisions of the Partnership Agreement, as herein modified, are hereby ratified and reaffirmed.
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IN WITNESS WHEREOF, the undersigned Partners have executed this Amendment as of the date first written above.
GENERAL PARTNER:
FIG CORP.,
a Delaware corporation

By:	/s/ David N. Brooks Name: David N. Brooks Title: Secretary
LIMITED PARTNERS:
/s/ Wesley R. Edens
Wesley R. Edens
/s/ Wesley R. Edens
Wesley R. Edens, as Trustee of
The Wesley R. Edens 2011 GRAT Family Trust
/s/ Jay Levine

Jay Levine, as Trustee of

The Wesley R. Edens 2011 GRAT Family Trust
/s/ Wesley R. Edens
Wesley R. Edens, as Trustee of
The Wesley R. Edens 2012 Annuity Trust
/s/ Wesley R. Edens
Wesley R. Edens, as Trustee of
The Wesley R. Edens 2013 Annuity Trust
/s/ Peter L. Briger, Jr.
Peter L. Briger, Jr.
/s/ Peter L. Briger, Jr.
Peter L. Briger, Jr., as Trustee
of The 2012 Briger GST Trust
/s/ Devon Briger
Devon Briger, as Trustee
of The 2012 Briger GST Trust
/s/ Peter L. Briger, Jr.
Peter L. Briger, Jr., as Trustee of
The Peter L. Briger, Jr. 2010 GRAT Family Trust
/s/ Matthew Briger
Matthew Harrison Briger, as Trustee of
The Peter L. Briger, Jr. 2010 GRAT Family Trust
/s/ Christine Tanona
Christine Tanona, as Trustee of
The Peter L. Briger, Jr. 2010 GRAT Family Trust
/s/ Peter L. Briger, Jr.
Peter L. Briger, Jr., as Trustee of
The Peter L. Briger, Jr. 2008 GRAT Family Trust
/s/ Mathew Briger
Matthew Harrison Briger, as Trustee of
The Peter L. Briger, Jr. 2008 GRAT Family Trust
WAINSCOTT HOLDINGS, LLC

By:	/s/ Peter L. Briger, Jr. Peter L. Briger, Jr. Sole Member
/s/ Michael E. Novogratz
Michael E. Novogratz
/s/ Michael E. Novogratz
Michael E. Novogratz, as Trustee
of The 2012 Novogratz GST Trust
/s/ Sukey Novogratz
Sukey Novogratz, as Trustee
of The 2012 Novogratz GST Trust
/s/ Michael E. Novogratz
Michael E. Novogratz, as Trustee of
The Novogratz Family 2009 GRAT Family Trust
/s/ David Barry
David Barry, as Trustee of
The Novogratz Family 2009 GRAT Family Trust
/s/ Michael E. Novogratz
Michael E. Novogratz, as Trustee of
The Michael Novogratz 2008 GRAT Family Trust
/s/ Sukey Novogratz
Sukey Novogratz, as Trustee of
The Michael Novogratz 2008 GRAT Family Trust
/s/ David Barry
David Barry, as Trustee of
The Michael Novogratz 2008 GRAT Family Trust
/s/ Michael E. Novogratz
Michael E. Novogratz, as Trustee of
The Novogratz Family 2008 GRAT Family Trust
/s/ David Barry
David Barry, as Trustee of
The Novogratz Family 2008 GRAT Family Trust
/s/ Randal A. Nardone
Randal A. Nardone
/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of
The Randal A. Nardone 2011 Annuity Trust #1
/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of
Randal A. Nardone 2011 GRAT #2 Family Trust
/s/ Melani Nardone
Melani Nardone, as Trustee of
Randal A. Nardone 2011 GRAT #2 Family Trust
/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of
The Randal A. Nardone 2012 Annuity Trust #1
/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of
The Randal A. Nardone 2012 Annuity Trust #2
/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of
Randal A. Nardone 2013 Annuity Trust

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